Intelligent Real Estate ETF

Schedule of Investments

as of April 30, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 96.8%	Shares	Value
Agree Realty Corp.	1,197	$68,492
Alexandria Real Estate Equities, Inc.	803	93,044
American Assets Trust, Inc.	4,750	101,413
American Tower Corp.	516	88,525
AvalonBay Communities, Inc.	369	69,951
Boston Properties, Inc.	1,635	101,190
Camden Property Trust	692	68,979
Cousins Properties, Inc.	4,435	101,739
Crown Castle, Inc.	981	91,998
CubeSmart	1,542	62,358
Douglas Emmett, Inc.	5,044	69,153
Equity Residential	1,096	70,582
Essex Property Trust, Inc.	420	103,425
Extra Space Storage, Inc.	711	95,473
Federal Realty Investment Trust	1,016	105,837
First Industrial Realty Trust, Inc.	1,304	59,228
Healthcare Realty Trust, Inc.	4,984	70,922
Healthpeak Properties, Inc.	5,689	105,873
Highwoods Properties, Inc.	2,747	71,971
Independence Realty Trust, Inc.	4,254	67,086
Innovative Industrial Properties, Inc.	648	67,002
Kilroy Realty Corp.	2,806	94,843
Kimco Realty Corp.	5,314	99,000
Mid-America Apartment Communities, Inc.	518	67,340
Omega Healthcare Investors, Inc.	2,169	65,959
Piedmont Office Realty Trust, Inc. - Class A	15,398	106,092
Prologis, Inc.	530	54,087
Public Storage	242	62,787
Realty Income Corp.	1,911	102,315
Rexford Industrial Realty, Inc.	1,375	58,864
Safehold, Inc.	3,370	61,469
SBA Communications Corp.	469	87,290
STAG Industrial, Inc. - Class A	1,767	60,767
Sun Communities, Inc.	799	88,945
UDR, Inc.	1,829	69,648
Ventas, Inc.	1,572	69,608
VICI Properties, Inc.	3,454	98,612
Weyerhaeuser Co.	2,832	85,441
WP Carey, Inc.	1,805	98,986
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,308,295)		3,166,294

COMMON STOCKS - 2.9%
Real Estate - 2.9%
Jones Lang LaSalle, Inc.(a)	525	94,868
TOTAL COMMON STOCKS (Cost $100,091)		94,868

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligations Fund - Class X, 5.23%(b)	11,340	11,340
TOTAL SHORT-TERM INVESTMENTS (Cost $11,340)		11,340

TOTAL INVESTMENTS - 100.0% (Cost $3,419,726)		$3,272,502
Other Assets in Excess of Liabilities - 0.0%(c)		997
TOTAL NET ASSETS - 100.0%		$3,273,499

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the annualized 7-day effective yield as of April 30, 2024.
(c)	Represents less than 0.05% of net assets.

 Summary of Fair Value Exposure at April 30, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2024:

Intelligent Real Estate ETF

	Level 1	Level 2	Level 3	Total
Assets:
Real Estate Investment Trusts	$3,166,294	$—	$—	$3,166,294
Common Stocks(a)	94,868	—	—	94,868
Money Market Funds	11,340	—	—	11,340
Total Assets	$3,272,502	$—	$—	$3,272,502

(a)   Refer to the Schedule of Investments for industry classifications.